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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  August 7, 2000



                           MAXIM PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



1-14430                                                             87-0279983
(Commission File No.)                        (IRS Employer Identification No.)


                         8899 UNIVERSITY LANE, SUITE 400
                           SAN DIEGO, CALIFORNIA 92122
             (Address of principal executive offices and zip code)


         Registrant's telephone number, including area code:  (858) 453-4040

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ITEM 5. OTHER EVENTS.

     On August 7, 2000, the Registrant entered into a collaboration agreement with Hoffman-LaRoche, Inc. and F. Hoffman-LaRoche Ltd., (collectively, "LaRoche") related to seeking market approval of a combination therapy of the Registrant's lead drug Maxamine and LaRoche's investigational compound Pegasys for the treatment of hepatitis C and certain cancers.

     A copy of the collaboration agreement is attached hereto as Exhibit 10.1.

     A description of the collaboration agreement is set forth in the press release issued by the Company, dated as of August 10, 2000. A copy of such press release is attached to the collaboration agreement as exhibit D thereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  EXHIBITS.

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
10.1* Collaboration Agreement among the Registrant, Hoffman-LaRoche, Inc. and F. Hoffman-LaRoche Ltd., dated August 7, 2000.


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* Confidential Treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MAXIM PHARMACEUTICALS, INC.


Dated:  August 23, 2000                 By:  /s/ DALE A. SANDER
                                             -------------------------------
                                             Dale Sander
                                             Chief Financial Officer
                                             (Principal Accounting Officer
                                             and Officer duly authorized to
                                             sign this report on behalf of
                                             the Registrant)
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                               INDEX TO EXHIBITS


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
10.1* Collaboration Agreement among the Registrant, Hoffman-LaRoche, Inc. and F. Hoffman-LaRoche Ltd., dated August 7, 2000.

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* Confidential Treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.